EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports included in AppNet's Registration Statement on Form S-1 File No. 333-75205.


                                             /s/ Arthur Andersen LLP

September 24, 1999










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